OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund’s Prospectus
dated July 29, 2014

The following information replaces the section of the Fund's Prospectus entitled "Fund summaries – Optimum Fixed Income Fund – Who manages the Fund? – Sub-advisors – Pacific Investment Management Company”:

Pacific Investment Management Company

Portfolio manager	Title with PIMCO	Start date on the Fund
Jerome M. Schneider Marc P. Seidner, CFA	Managing Director and Portfolio Manager CIO Non-traditional Strategies, Managing Director and Portfolio Manager	January 2015 January 2015

The following information replaces the last four paragraphs of the section of the Fund's Prospectus entitled "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Fixed Income Fund”:

Optimum Fixed Income Fund

Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Newport Beach, CA 92660, was founded in 1971. As of March 31, 2014, PIMCO had approximately $1.94 trillion in assets under management.

Jerome M. Schneider and Marc P. Seidner are primarily responsible for the day-to-day management of PIMCO's share of the Fund's assets.

Mr. Schneider is a managing director in the Newport Beach office and head of the short-term and funding desk. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first "repo" conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 19 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at

Fidelity Management and Research. He has 27 years of investment experience and holds an undergraduate degree in economics from Boston College.

In addition, PIMCO has an Investment Committee, which oversees the setting of investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including PIMCO's share of the Fund's assets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated January 16, 2015.